                                                                    Exhibit 11

                            RALSTON PURINA GROUP
                      COMPUTATION OF EARNINGS PER SHARE
                     (in millions, except per share data)

                                                                                                              Pro Forma
                                                                               Year                             Year
                                                                               Ended                            Ended
                                                                            September 30,                    September 30,
                                                                               1994                             1993
                                                                               ----                             ----
EARNINGS PER COMMON SHARE OUTSTANDING
 Earnings before extraordinary item and
  cumulative effect of accounting changes                                     $231.1                          $ 283.6
 Dividend on Series A ESOP convertible
  preferred stock, net of tax                                                  (18.4)                           (19.1)
                                                                              ------                           ------

                                                                              $212.7                           $264.5
 Extraordinary item                                                             (7.9)                            (9.9)
 Cumulative effect of accounting changes                                                                       (120.3)
                                                                              ------                          -------

   Net earnings                                                               $204.8                          $ 134.3
                                                                              ======                          =======

  Weighted average shares - primary
   earnings per share calculation                                              100.5                            103.3
                                                                              ======                          =======

 Earnings per common share outstanding:
  Earnings before extraordinary item and
   cumulative effect of accounting changes                                    $ 2.12                          $  2.56
  Extraordinary Item                                                           (0.08)                           (0.10)
  Cumulative effect of accounting changes                                                                       (1.16)
                                                                              ------                          -------

   Net Earnings                                                               $ 2.04                          $  1.30
                                                                              ======                          =======

EARNINGS PER SHARE ASSUMING FULL DILUTION
 Earnings before extraordinary item and
  cumulative effect of accounting changes                                     $231.1                          $ 283.6
 Adjustments to earnings to reflect assumed
  ESOP preferred stock conversion                                               (4.2)                            (6.5)
 Extraordinary item                                                             (7.9)                            (9.9)
 Cumulative effect of accounting changes                                                                       (120.3)
                                                                              ------                          -------

    Net earnings for fully diluted earnings
     per share calculation                                                    $219.0                          $ 146.9
                                                                              ======                          =======

  Weighted average number of shares outstanding                                100.5                            103.3
  Convertible preferred stock                                                   10.0                             10.0
  Dilutive effect of stock options                                               0.2                              0.0
  Shares issuable on conversion of debentures                                    0.1                              0.1
  Dilutive effect of deferred compensation awards                                0.1                              0.1
                                                                              ------                          -------

  Weighted average shares - fully diluted
   earnings per share calculation                                              110.9                            113.5
                                                                              ======                          =======

Earnings per share assuming full dilution:
 Earnings before extraordinary item and
  cumulative effect of accounting changes                                     $ 2.05                          $  2.44
 Extraordinary item                                                            (0.07)                           (0.09)
 Cumulative effect of accounting changes                                                                        (1.06)
                                                                              ------                          -------

   Net earnings                                                               $ 1.98                          $  1.29
                                                                              ======                          =======

                                                                    Exhibit 11

                           CONTINENTAL BAKING GROUP
                      COMPUTATION OF EARNINGS PER SHARE
                     (in millions, except per share data)
                                                                                                              Pro Forma
                                                                             52 Weeks                         52 Weeks
                                                                               Ended                            Ended
                                                                            September 24,                    September 25,
                                                                               1994                             1993
                                                                               ----                             ----
EARNINGS PER COMMON SHARE OUTSTANDING
 Earnings (loss) before extraordinary item and
  cumulative effect of accounting changes                                     $(25.8)                          $ 31.0
 Dividend on Series A ESOP convertible
  preferred stock, net of tax                                                   (1.8)                            (1.9)
                                                                              ------                           ------

                                                                              $(27.6)                          $ 29.1
 Extraordinary item                                                             (1.6)                            (1.9)
 Cumulative effect of accounting changes                                                                        (86.6)
                                                                              ------                           ------

   Net loss                                                                   $(29.2)                          $(59.4)
                                                                              ======                           ======

  Weighted average number of shares outstanding                                 20.5                             20.7
  Shares issuable with respect to RPG Group's
   retained interest in the CBG Group                                           16.8                             16.9
                                                                              ------                           ------

  Weighted average shares - primary
   earnings per share calculation                                               37.3                             37.6
                                                                              ======                           ======

 Earnings per common share outstanding:
  Earnings (loss) before extraordinary item and
   cumulative effect of accounting changes                                    $(0.74)                          $ 0.77
  Extraordinary item                                                           (0.04)                           (0.05)
  Cumulative effect of accounting changes                                                                       (2.30)
                                                                              ------                           ------

   Net loss                                                                   $(0.78)                          $(1.58)
                                                                              ======                          =======

EARNINGS PER SHARE ASSUMING FULL DILUTION
 Earnings (loss) before extraordinary item and
  cumulative effect of accounting changes                                     $(25.8)                          $ 31.0
 Adjustments to earnings (loss) to reflect assumed
  ESOP preferred stock conversion                                               (3.1)                            (2.9)
 Extraordinary item                                                             (1.6)                            (1.9)
 Cumulative effect of accounting changes                                                                        (86.6)
                                                                              ------                          -------

    Net loss for fully diluted
     earnings per share calculation                                           $(30.5)                          $(60.4)
                                                                              ======                           ======

  Weighted average number of common shares outstanding                          20.5                             20.7
  Shares issuable with respect to RPG Group's
   retained interest in the CBG Group                                           16.8                             16.9
  Convertible preferred stock                                                    4.3                              4.4
  Dilutive effect of stock options                                                                                0.2
  Dilutive effect of deferred compensation awards
                                                                              ------                           ------

  Weighted average shares - fully diluted
   earnings per share calculation                                               41.6                             42.2
                                                                              ======                           ======

 Earnings per share assuming full dilution:
  Earnings (loss) before extraordinary item and
   cumulative effect of accounting changes                                    $(0.69)                          $ 0.67
  Extraordinary item                                                           (0.04)                           (0.05)
  Cumulative effect of accounting changes                                                                       (2.05)
                                                                              ------                          -------

   Net loss                                                                   $(0.73)<F*>                      $(1.43)
                                                                              ======                           ======

<F*> Due to anti-dilution as computed above for the 52 weeks ended September 24, 1994, fully diluted earnings per share as reported on the statement of earnings is revised to exclude anti-dilutive securities from the  computation.


                                                                     Exhibit 11

         RALSTON PURINA COMPANY AND SUBSIDIARIES
            COMPUTATION OF EARNINGS PER SHARE
           (in millions, except per share data)

                                                                              10 Months
                                                                                Ended
                                                                              July 30,
                                                                                1993
                                                                                ----
EARNINGS PER COMMON SHARE OUTSTANDING
 Earnings before extraordinary item and
  cumulative effect of accounting changes                                     $ 292.2
  Dividend on Series A ESOP convertible
   preferred stock, net of tax                                                  (17.5)
                                                                               ------

                                                                              $ 274.7
 Extraordinary item                                                              (6.8)
 Cumulative effect of accounting changes                                       (206.9)
                                                                              -------

   Net earnings                                                               $  61.0
                                                                              =======

  Weighted average shares - primary
   earnings per share calculation                                               103.6
                                                                              =======

 Earnings per common share outstanding:
  Earnings before extraordinary item and
   cumulative effect of accounting changes                                    $  2.65
  Extraordinary item                                                            (0.06)
  Cumulative effect of accounting changes                                       (2.00)
                                                                              -------

   Net earnings                                                               $  0.59
                                                                              =======

EARNINGS PER SHARE ASSUMING FULL DILUTION
 Earnings before extraordinary item and
  cumulative effect of accounting changes                                     $ 292.2
 Adjustments to earnings to reflect assumed
  ESOP preferred stock conversion                                                (7.0)
 Extraordinary item                                                              (6.8)
 Cumulative effect of accounting changes                                       (206.9)
                                                                              -------

    Net earnings for fully diluted earnings
     per share calculation                                                    $  71.5
                                                                              =======

  Weighted average number of common shares outstanding                          103.6
  Convertible preferred stock                                                    10.3
  Dilutive effect of stock options                                                0.2
  Shares issuable on conversion of debentures
  Dilutive effect of deferred compensation awards                                 0.1
                                                                              -------

  Weighted average shares - fully diluted
   earnings per share calculation                                               114.2
                                                                              =======

 Earnings per share assuming full dilution:
  Earnings before extraordinary item and
   cumulative effect of accounting changes                                    $  2.50
  Extraordinary item                                                            (0.06)
  Cumulative effect of accounting changes                                       (1.81)
                                                                              -------

   Net earnings                                                               $  0.63
                                                                              =======